UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2022
NEOPHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
NeoPhotonics Corporation
3081 Zanker Road
San Jose, California 95134
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 232-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
2022 Target Bonus Program

On June 30, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of NeoPhotonics Corporation (the “Company”) approved a 2022 incentive bonus program (the “2022 Bonus Program”) for the Company’s executive officers and other employees. The Compensation Committee structured target bonuses for the fiscal year 2022 so that payouts would be determined based in part on achievement against corporate objectives, including:

•Non-GAAP net income from operations for the fiscal year 2022;

•Free cash flow for the fiscal year 2022; and

•Completion of research and development product milestones in fiscal year 2022.

For target bonuses for the fiscal year 2022, the Compensation Committee established performance goals for each of the above metrics that are aligned with corporate objectives that were previously established in the first quarter. While these various performance goals were selected, they are merely non-binding guidelines to be used as one factor in determining the actual bonuses earned. For executives other than the chief executive officer, individual performance goals will also be included in the 2022 Bonus Program.

The Compensation Committee did not make any changes to the target bonus percentages for the Company’s “named executive officers” from 2021, which are as follows:

Named Executive Officer	2022 Target Bonus Percentage
Timothy S. Jenks, President and Chief Executive Officer	100%
Elizabeth Eby, Senior Vice President, Finance and Chief Financial Officer	60%
Dr. Raymond Cheung, Senior Vice President and Chief Operating Officer	60%
Bradford Wright, Senior Vice President Global Sales	60%
Dr. Wupen Yuen, Senior Vice President, Chief Product Officer and General Manager	60%

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022	NEOPHOTONICS CORPORATION

	By:	/S/ ELIZABETH EBY
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)